SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2006

CARMAX AUTO OWNER TRUST 2005-1

(Exact name of registrant as specified in its charter)

Delaware	333-107925-04	73-6359234
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File No.)	Identification No.)

c/o CarMax Business Services, LLC (as Servicer)
12800 Tuckahoe Creek Parkway, Richmond, Virginia	23238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 804-935-4512

Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 15, 2006, the servicer for the CarMax Owner Trust 2005-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended February 28, 2006.

Item 9.01 Financial Statements and Exhibits.
                  (c) Exhibits.

  The following is filed as an exhibit to this report under Exhibit 99:

99.1	CarMax Auto Owner Trust 2005-1 Statement to Noteholders and Certificateholders for the collection period ended February 28, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX AUTO OWNER TRUST 2005-1

By:	CARMAX BUSINESS
SERVICES, LLC,
as Servicer

By:	/s/ Keith Browning
Keith Browning
Executive Vice President
and Chief Financial Officer

Date:   March 15, 2006

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBITS
TO
FORM 8-K

CARMAX AUTO OWNER TRUST 2005-1

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
99.1	CarMax Auto Owner Trust 2005-1 Statement to Noteholders and Certificateholders for the collection period ended February 28, 2006.